Exhibit 99.1

Investor Relations Contact:	Media Relations Contact:
William Davis	Meredith Payette
312-517-5725	312-517-6216
ir@gogoair.com	pr@gogoair.com

Gogo Inc. Announces $200 Million Convertible Senior Notes Offering

Chicago, Ill., November 15, 2018 /PRNewswire – Gogo Inc. (NASDAQ: GOGO) (“Gogo”), the leading global provider of broadband connectivity products and services for aviation, today announced that it intends to offer $200 million aggregate principal amount of convertible senior notes due 2022 (the “notes”), of which $13 million aggregate principal amount of notes is being issued directly by Gogo in a separate concurrent private placement (the “private placement”) to its chief executive officer and J. Wood Capital Advisors LLC, Gogo’s financial advisor, subject to market and other conditions. The notes are being offered and sold to qualified institutional buyers pursuant to Rule 144A (the “offering”) under the Securities Act of 1933, as amended (the “Securities Act”). Gogo also expects to grant the initial purchasers of the notes an option to purchase, within a 13-day period from, and including, the date of original issuance of the notes, up to an additional $30.0 million aggregate principal amount of the notes. The notes will be convertible prior to January 15, 2022 only under certain circumstances and thereafter at any time. Upon conversion, the notes will be settled at Gogo’s election, in shares of Gogo’s common stock, cash or a combination of cash and shares of Gogo’s common stock.

Gogo intends to use a portion of the net proceeds from the sale of the notes and the sale of any additional notes pursuant to the exercise by the initial purchasers of their option to purchase additional notes, if any, together with proceeds of the private placement, to repurchase approximately $200 million aggregate principal amount of its currently outstanding 3.75% Convertible Senior Notes due 2020 (the “existing convertible notes”), including pursuant to privately negotiated agreements with a limited number of current holders of such existing convertible notes, including affiliates of its chief executive officer. Gogo also intends to reserve the remaining net proceeds from the sale of the notes to fund a portion of future interest payments on the notes.

Any repurchase of Gogo’s existing convertible notes could affect the market price of Gogo’s common stock. Gogo also expects that holders of the existing convertible notes that sell their existing convertible notes to Gogo may enter into and/or unwind various derivative transactions with respect to shares of Gogo’s common stock and/or purchase or sell shares of Gogo’s common stock in the market to hedge their exposure in connection with these transactions. In particular, Gogo expects that certain of the holders with whom Gogo negotiates the repurchase of the existing convertible notes employ a convertible arbitrage strategy with respect to the existing convertible notes and have a short position with respect to Gogo’s common stock that they would close, through the entry into and/or unwinding of various derivative transactions with respect to shares of Gogo’s common stock (which may include privately negotiated derivatives transactions with the forward counterparties and/or their respective affiliates) and/or purchases of Gogo’s common stock or other securities of Gogo’s (including the notes offered hereby, in which case such a holder that employs a convertible arbitrage strategy may additionally sell shares of Gogo’s common stock in connection with such transactions and/or enter into privately negotiated derivative transactions with the forward counterparties and/or their respective affiliates), in connection with Gogo’s repurchase of their existing convertible notes. This activity could increase (or reduce the size of any decrease in) the market price of Gogo’s common stock or the notes at that time (and any such sale activity could decrease (or reduce the size of any increase in) the market price of Gogo’s common stock or the notes at that time).

The conversion price, interest rate and certain other terms of the notes will be determined by negotiations between Gogo and the initial purchasers. The notes will mature in 2022, unless repurchased, redeemed or converted in accordance with their terms prior to maturity. Prior to January 15, 2022, the notes will be convertible only upon satisfaction of certain conditions and during certain periods, and thereafter, at any time until the close of business on the second scheduled trading day immediately preceding the maturity date. Upon conversion, the notes may be settled in shares of Gogo’s common stock, cash or a combination of cash and shares of Gogo’s common stock, at Gogo’s election.

In March 2015, in connection with the issuance of the existing convertible notes, Gogo entered into forward stock purchase transactions (the “forward stock purchase transactions”) with the forward counterparties. In connection with the pricing of the notes and any repurchase of the existing convertible notes, Gogo may amend the terms of the forward stock purchase transactions to, among other amendments, extend the maturity of the forward stock purchase transactions with respect to a portion of the shares of Gogo’s common stock to be repurchased thereunder as described below. Gogo does not intend for any such amendments to change the total number of shares of its common stock that it will ultimately purchase under the forward stock purchase transactions in accordance with its terms. Under the terms of the forward stock purchase transactions, after giving effect to any such amendments, the forward counterparties would be obligated to deliver to Gogo a portion of the shares of Gogo’s common stock to be repurchased thereunder in settlement of those transactions scheduled to mature on the last day of the 50 trading day period commencing on, and including, the 42nd scheduled trading day immediately preceding March 1, 2020 and a portion of the shares of Gogo’s common stock to be repurchased thereunder in settlement of those transactions scheduled to mature on the last day of the 90 trading day period commencing on, and including, the 81st scheduled trading day immediately preceding May 15, 2022, in each case, subject to the terms of the forward stock purchase transactions and the ability of each forward counterparty to elect to settle all or a portion of its forward stock purchase transaction early.

The forward stock purchase transactions are generally expected to facilitate privately negotiated derivative transactions, including swaps, between the forward counterparties and/or their respective affiliates and investors in the notes and/or Gogo’s existing convertible notes relating to shares of Gogo’s common stock by which investors in the notes and/or the existing convertible notes will establish short positions relating to shares of Gogo’s common stock and otherwise hedge their investments in the notes and/or their investments in the existing convertible notes, as applicable. The forward counterparties and/or their respective affiliates generally expect to, but are not required to, enter into privately negotiated derivative transactions with investors in the notes at the pricing of the notes.

Gogo’s modifications of the forward stock purchase transactions with the forward counterparties, if it and the applicable forward counterparty decide to make such modifications, as applicable, and the entry by the forward counterparties into derivative transactions in respect of shares of Gogo’s common stock with the purchasers of the notes could have the effect of increasing, or reducing the size of any decrease in, the price of Gogo’s common stock concurrently with, or shortly after, the pricing of the notes.

Neither Gogo nor the forward counterparties will control how such investors may use such derivative transactions. In addition, such investors may enter into other transactions relating to Gogo’s common stock or the notes in connection with or in addition to such derivative transactions, including the purchase or sale of shares of Gogo’s common stock. As a result, the existence of the forward stock purchase transactions, such derivative transactions and any related market activity could cause more purchases or sales of shares of Gogo’s common stock over the term of the forward stock purchase transactions than there otherwise would have been had Gogo not entered into the forward stock purchase transactions. Such purchases or sales could potentially increase (or reduce the size of any decrease in) or decrease (or reduce the size of any increase in) the market price of Gogo’s common stock and/or the trading price for the notes.

In addition, the forward counterparties (or their respective affiliates) are likely to modify their hedge positions in respect of the forward stock purchase transactions by entering into or unwinding various derivative transactions with respect to shares of Gogo’s common stock and/or by purchasing shares of common stock or other securities of Gogo’s in secondary market transactions following the pricing of the notes and prior to maturity of the forward stock purchase transactions (and are likely to do so in connection with any amendments that Gogo decides to make to the terms of the forward stock purchase transactions as described above, during the final valuation period or periods, as applicable, under the forward stock purchase transactions, on or around the maturity of the existing convertible notes that Gogo does not repurchase prior to their maturity and on or around any election by a forward counterparty to settle all of a portion of its forward stock purchase transaction early in connection with Gogo’s repurchase of the existing convertible notes and/or the notes, as applicable, prior to their maturity or otherwise).

The effect, if any, of any of these transactions and activities on the market price of Gogo’s common stock or the notes will depend in part on market conditions and cannot be ascertained at this time, but any of these activities could adversely affect the value of Gogo’s common stock, which could affect the value of the notes and the value of the shares of common stock, if any, investors receive upon conversion of the notes and investors’ ability to convert the notes.

In addition, in connection with any repurchase of Gogo’s existing convertible notes, any forward counterparty may elect to settle a portion of its forward stock purchase transaction early in accordance with its terms, which would result in a delivery of the applicable number of shares of Gogo’s common stock to Gogo earlier than the applicable maturity date described above. In addition, Gogo may request that any forward counterparty modify the settlement terms of its forward stock purchase transaction to provide that, in lieu of the delivery of the applicable number of shares of Gogo’s common stock to Gogo to settle a portion of its forward stock purchase transaction in accordance with its terms, such forward counterparty would pay to Gogo the net proceeds from the sale by such forward counterparty (or its affiliate) of a corresponding number of shares of Gogo’s common stock in a registered offering (which may include block sales, sales on the NASDAQ Global Select Market, sales in the over-the-counter market, sales pursuant to negotiated transactions or otherwise, at market prices prevailing at the time of sale or at negotiated prices). Any such sales could potentially decrease (or reduce the size of any increase in) the market price of Gogo’s common stock and/or the trading price for the notes. The forward counterparties are not required to effect any such settlement in cash in lieu of delivery of shares of Gogo’s common stock and, if Gogo requests for any forward counterparty to effect any such settlement, it will be entered into in the discretion of the applicable forward counterparty on such terms as Gogo may agree with such forward counterparty at the time. Gogo may enter into further agreements with the forward counterparties to terminate and/or otherwise modify any remaining portion of the forward stock purchase transactions in connection with any future repurchase of Gogo’s existing convertible notes.

This press release is not an offer to sell or purchase, or a solicitation of an offer to sell or purchase, the notes or the shares of Gogo’s common stock issuable upon conversion of the notes, and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which, or to any person to whom such an offer, solicitation or sale would be unlawful. This press release is not an offer to tender for, or purchase, any existing convertible notes or any other security.

The notes and any shares of Gogo’s common stock issuable upon conversion of the notes have not been and will not be registered under the Securities Act, or the securities laws of any other jurisdiction, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Forward-Looking Statements

This press release includes forward-looking statements regarding Gogo’s financing plans, including statements related to Gogo’s sale of the notes and intended use of net proceeds from the sale of the notes, including the proceeds of the private placement. Such statements, as well as Gogo’s future financial condition and future results of operations, are subject to certain risks and uncertainties including, without limitation, risks related to whether Gogo will consummate the offering of the notes on the expected terms, or at all; market and other general economic conditions; whether Gogo will be able to satisfy the conditions required to close any sale of the notes; the portion of the net proceeds from the sale of the notes reserved to fund future interest payments on the notes, together with funds upstreamed from Gogo’s subsidiaries and from other potential sources of liquidity (if any), not being adequate to fund any future liquidity shortfall; the loss of, or failure to realize benefits from, agreements with Gogo’s airline partners or customers or any failure to renew any existing agreements upon expiration or termination; the failure to maintain airline and passenger satisfaction with Gogo equipment or Gogo service; any inability to timely and efficiently deploy Gogo’s 2Ku service or develop and deploy the technology to which Gogo’s ATG network evolves or other components of Gogo’s technology roadmap for any reason, including technological issues and related remediation efforts, changes in regulations or regulatory delays or failures affecting Gogo or Gogo’s suppliers, some of whom are single source, or the failure by Gogo’s airline partners or customers to roll out equipment upgrades or new services or adopt new technologies in order to support increased network capacity demands;

the timing of deinstallation of Gogo’s equipment from aircraft, including deinstallations resulting from aircraft retirements and other deinstallations permitted by certain airline contract provisions; the loss of relationships with original equipment manufacturers or dealers; Gogo’s ability to make its equipment factory line-fit available on a timely basis; Gogo’s ability to develop or purchase ATG and satellite network capacity sufficient to accommodate current and expected growth in passenger demand in North America and internationally as it expands; Gogo’s reliance on third-party suppliers, some of whom are single source, for satellite capacity and other services and the equipment Gogo uses to provide services to commercial airlines and their passengers and business aviation customers; unfavorable economic conditions in the airline industry and/or the economy as a whole; Gogo’s ability to expand its international or domestic operations, including Gogo’s ability to grow its business with current and potential future airline partners and customers and the effect of shifts in business models; an inability to compete effectively with other current or future providers of in-flight connectivity services and other products and services that Gogo offers, including on the basis of price, service performance and line-fit availability; Gogo’s ability to successfully develop and monetize new products and services such as Gogo Vision and Gogo TV, including those that were recently released, are currently being offered on a limited or trial basis, or are in various stages of development; Gogo’s ability to certify and install its equipment and deliver its products and services, including newly developed products and services, on schedules consistent with its contractual commitments to customers; the failure of Gogo’s equipment or material defects or errors in its software resulting in recalls or substantial warranty claims; a revocation of, or reduction in, Gogo’s right to use licensed spectrum, the availability of other air-to-ground spectrum to a competitor or the repurposing by a competitor of other spectrum for air-to-ground use; Gogo’s use of open source software and licenses; the effects of service interruptions or delays, technology failures and equipment failures or malfunctions arising from defects or errors in Gogo’s software or defects in or damage to its equipment; the limited operating history of Gogo’s CA-ROW segment; contract changes and implementation issues resulting from decisions by airlines to transition from the turnkey model to the airline-directed model; increases in Gogo’s projected capital expenditures due to, among other things, unexpected costs incurred in connection with the roll-out of its technology roadmap or its international expansion; compliance with U.S. and foreign government regulations and standards, including those related to regulation of the Internet, including e-commerce or online video distribution changes, and the installation and operation of satellite equipment and Gogo’s ability to obtain and maintain all necessary regulatory approvals to install and operate its equipment in the United States and foreign jurisdictions; Gogo’s, or its technology suppliers’, inability to effectively innovate; changes as a result of U.S. federal tax reform; costs associated with defending pending or future intellectual property infringement, securities and derivative litigation and other litigation or claims and any negative outcome or effect of pending or future litigation; Gogo’s ability to protect its intellectual property; breaches of the security of Gogo’s information technology network, resulting in unauthorized access to its customers’ credit card information or other personal information; Gogo’s substantial indebtedness; limitations and restrictions in the agreements governing Gogo’s indebtedness and its ability to service its indebtedness; Gogo’s ability to obtain additional financing for operations, or financing intended to refinance its existing indebtedness, on acceptable terms or at all; fluctuations in Gogo’s operating results; Gogo’s ability to attract and retain customers and to capitalize on revenue from its platform; the demand for and market acceptance of Gogo’s products and services; changes or developments in the regulations that apply to Gogo, its business and its industry, including changes or developments affecting the ability of passengers or airlines to use its in-flight connectivity services, including the recent U.S. and U.K. bans on the use of certain personal devices such as laptops and tablets on certain aircraft flying certain routes; a future act or threat of terrorism, cyber-security attack or other events that could result in adverse regulatory changes or developments as referenced above, or otherwise adversely affect Gogo’s business and industry; Gogo’s ability to attract and retain qualified employees, including key personnel; the effectiveness of Gogo’s marketing and advertising and its ability to maintain and enhance its brands; Gogo’s ability to manage its growth in a cost-effective manner and integrate and manage acquisitions; compliance with anti-corruption laws and regulations in the jurisdictions in which it operates, including the Foreign Corrupt Practices Act and the (U.K.) Bribery Act 2010; restrictions on the ability of U.S. companies to do business in foreign countries, including, among others, restrictions imposed by the U.S. Office of Foreign Assets Control; difficulties in collecting accounts receivable; and Gogo’s ability to successfully implement its new enterprise resource planning system, its new integrated business plan and other improvements to systems, operations, strategy and procedures needed to support its growth.

Gogo’s forward-looking statements also involve assumptions that, if they never materialize or prove correct, could cause its results to differ materially from those expressed or implied by such forward-looking statements. These and other risks concerning Gogo and its businesses are described in additional detail in its Annual Report on Form 10-K for the year ended December 31, 2017, its Quarterly Reports on Form 10-Q for the quarters ending March 31, 2018 and June 30, 2018 and other filings made by Gogo which are on file with the Securities and Exchange Commission.

Any one of these factors or a combination of these factors could materially affect Gogo’s financial condition or future results of operations and could influence whether any forward-looking statements contained in this press release ultimately prove to be accurate. Gogo’s forward-looking statements are not guarantees of future performance, and you should not place undue reliance on them. All forward-looking statements speak only as of the date made and Gogo undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

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